AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 14, 2001

                                                        REGISTRATION NO. 2-88587
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ---------------------------
                         POST-EFFECTIVE AMENDMENT NO. 28
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          ---------------------------
                         DEAN WITTER CORNERSTONE FUND II
                         DEAN WITTER CORNERSTONE FUND III
                         DEAN WITTER CORNERSTONE FUND IV
       (Exact name of registrants as specified in their charter documents)
                                                              13-3212871
                                       6799                   13-3190919
         DELAWARE               (Primary Standard             13-3393597
 (State of Organization of  Industrial Classification      (I.R.S. Employer
          Issuer)                  Code Number)         Identification Numbers)
                          ---------------------------
                                                    Robert E. Murray
    c/o Morgan Stanley Trust Company         DEMETER MANAGEMENT CORPORATION
 Managed Futures Department, 7th Floor      c/o Morgan Stanley Trust Company
 Harborside Financial Center, Plaza Two   Managed Futures Department, 7th Floor
     Jersey City, New Jersey 07311       Harborside Financial Center, Plaza Two
             (201) 876-4647                   Jersey City, New Jersey 07311
   (Address, including zip code, and                 (201) 876-4647
 telephone number, including area code,  (Name and address, including zip code,
  of registrant's principal executive     and telephone number, including area
                offices)                       code, of agent for service)

                          ---------------------------
                          COPIES OF COMMUNICATIONS TO:

           Edwin L. Lyon, Esq.                  Isaac Finkle, Esq.
       Cadwalader Wickersham & Taft           Morgan Stanley DW Inc.
     1201 F Street, N.W., Suite 1100     1221 Avenue of the Americas, 27th
          Washington, D.C. 20004                       Floor
              (202) 862-2200                 New York, New York 10020
                                                  (212) 762-7825
                          ---------------------------
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                          ---------------------------

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.
================================================================================

    This Post-Effective Amendment No. 28 to the Registration Statement on Form S-1 (Reg. No. 2-88587) (the "Registration Statement") of Dean Witter Cornerstone Fund II, Dean Witter Cornerstone Fund III, and Dean Witter Cornerstone Fund IV (the "Registrants") consists of a cover page, this page, and a signature page.

    The Registrants originally offered 250,000 Units of Limited Partnership Interest ("Units") on a "best efforts" basis. In January 1985, Cornerstone I, II, and III commenced their Continuing Offering of unsold Units and, in May 1987, Cornerstone IV joined that Continuing Offering. Effective December 31, 1991, Cornerstone I was dissolved. The Partnerships have held 184 Monthly Closings through May 1, 1999 to accept capital contributions for the sale of Units.

The results of the closing are summarized in the following table:

                               RESULTS OF OFFERING

Units Sold       Dean Witter Cornerstone Fund I......18,679.643
                 Dean Witter Cornerstone Fund II.....41,708.375
                 Dean Witter Cornerstone Fund III....74,405.186
                 Dean Witter Cornerstone Fund IV....100,647.397
                                                    -----------
Total...............................................235,440.601
                                                    ===========


Total Units Available for Sale at Inception.........250,000.000
Total Units Sold to Date............................235,440.601
                                                    -----------
Total Units Available............................... 14,559.399
                                                    ===========

    Accordingly, pursuant to Item 512(a)(3) of Regulation S-K, the Registrants hereby deregister the 14,559.399 Units that were not sold in the public offering and which remain registered under the Registration Statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York, on the 14th day of November, 2001.

                                           DEAN WITTER CORNERSTONE FUND II
                                           DEAN WITTER CORNERSTONE FUND III
                                           DEAN WITTER CORNERSTONE FUND IV

                                           By: DEMETER MANAGEMENT CORPORATION,
                                               General Partner

                                           By:  /s/ Robert E. Murray
                                              --------------------------------
                                               Robert E. Murray, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

             SIGNATURE                                   TITLE                             DATE
             ---------                                   -----                             ----
DEMETER MANAGEMENT CORPORATION                General Partner

By:      /s/ Robert E. Murray                 Chairman of the Board,                November 14, 2001
   ----------------------------------           President, and Director of
         Robert E. Murray                       the General Partner



         /s/ Mitchell M. Merin                Director of the General Partner       November 14, 2001
   ----------------------------------
         Mitchell M. Merin


         /s/ Joseph G. Siniscalchi            Director of the General Partner       November 14, 2001
   ----------------------------------
         Joseph G. Siniscalchi


         /s/ Edward C. Oelsner, III           Director of the General Partner       November 14, 2001
   ----------------------------------
         Edward C. Oelsner, III


                                              Director of the General Partner                  , 2001
   ----------------------------------
         Richard A. Beech


                                              Director of the General Partner                  , 2001
   ----------------------------------
         Raymond A. Harris


         /s/ Anthony J. DeLuca                Director of the General Partner       November 14, 2001
   ----------------------------------
         Anthony J. DeLuca


         /s/ Raymond Koch                      Chief Financial and Principal        November 14, 2001
   ----------------------------------            Accounting Officer of the
         Raymond Koch                            General Partner
